                                                                    Exhibit 10.1

                                                                  EXECUTION COPY

                                WAIVER LETTER AND
                                 AMENDMENT NO. 7
                                       TO
                                CREDIT AGREEMENT

     This WAIVER LETTER AND AMENDMENT NO. 7 TO CREDIT AGREEMENT (this "Agreement and Amendment"), made as of June 13, 2003, among OGLEBAY NORTON COMPANY ("Borrower"), the banking institutions named in Schedule 1 to the Credit Agreement (as hereinafter defined) (collectively, the "Banks" and individually, "Bank"), KEYBANK NATIONAL ASSOCIATION, as administrative agent for the Banks ("Agent"), BANK ONE, MICHIGAN (now known as Bank One, NA), as syndication agent ("Syndication Agent") and THE BANK OF NOVA SCOTIA, as documentation agent ("Documentation Agent").

                                   WITNESSETH:

     WHEREAS, Borrower, the Banks, Agent, the Syndication Agent and the Documentation Agent have entered into that certain Credit Agreement, dated as of May 15, 1998, as amended and restated as of April 3, 2000, and as subsequently amended by that certain Amendment No. 1 to Credit Agreement and Waiver, dated as of June 30, 2001, Amendment No. 2 to Credit Agreement and Waiver, dated as of November 9, 2001, Amendment No. 3 to Credit Agreement, dated as of December 24, 2001, Amendment No. 4 to Credit Agreement, dated as of October 23, 2002, Amendment No. 5 to Credit Agreement, dated as of January 8, 2003, and Waiver Letter and Amendment No. 6 to Credit Agreement, dated as of March 31, 2003 (as so amended from time to time, the "Credit Agreement"), pursuant to which the Banks have made certain loans and other financial accommodations available to Borrower;

     WHEREAS, Borrower has advised the Agent that Borrower may violate one or more of the financial covenants contained in Section 5.7 of the Credit Agreement (the "Financial Covenant Violations") for periods of determination occurring prior to the Waiver Expiration Date (as defined below);

     WHEREAS, subject to the terms and conditions hereof, the Banks and the Agent are willing to temporarily waive: (i) the Events of Default set forth in
Section 7.2 (the "Designated Events of Default") of the Credit Agreement which will occur by reason of the Financial Covenant Violations and (ii) the exercise of rights and remedies under the Credit Agreement with respect to such Designated Events of Default; and

     WHEREAS, the parties also desire to amend certain provisions of the Credit Agreement as set forth herein and the Banks which are signatories hereto constitute the "Majority Banks" required to so amend the Credit Agreement pursuant to Section 10.3 thereof;

     NOW, THEREFORE, in consideration of the mutual promises and agreements contained herein and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Borrower and the Banks hereby agree as follows:

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1.   DEFINED TERMS.

     Each defined term used herein and not otherwise defined herein shall have the meaning ascribed to such term in the Credit Agreement, as amended hereby.

2.   AGREEMENT TO WAIVE.

     Notwithstanding the occurrence or continuation of the Designated Events of Default, subject to satisfaction of the conditions precedent set forth in
Section 5 hereof, the Designated Events of Default are hereby waived in accordance with the Credit Agreement from the date of occurrence thereof until and including the Waiver Expiration Date and the Banks and the Agent will not exercise rights and remedies under the Credit Agreement and the other Loan Documents as a result of the occurrence of such Designated Events of Default until after the Waiver Expiration Date. Nothing contained in this Agreement and Amendment shall prejudice any rights or remedies the Banks or the Agent may have, or the right of the Banks and the Agent to exercise any such rights and remedies, prior to the Waiver Expiration Date with respect to Events of Default (whether now existing or hereafter occurring and including any violation of Section 5.7B of the Credit Agreement) other than the Designated Events of Default. Moreover, nothing contained in this Agreement and Amendment shall prejudice any rights or remedies the Banks or the Agent may have, or the right of the Banks or the Agent to exercise any such rights and remedies, with respect to any Events of Default (including the Designated Events of Default) after the Waiver Expiration Date. The obligations of the Banks shall be governed only by, and shall remain subject only to, the terms of the Credit Agreement and the other Loan Documents except that, by reason of the execution of this Agreement and Amendment, the Designated Events of Default shall not, prior to the Waiver Expiration Date, limit Borrower's ability to obtain Loans and Letters of Credit otherwise available under the Credit Agreement.

3.   AMENDMENT TO THE CREDIT AGREEMENT.

     3.1 Amendment to Article I. Article I, Definitions, is amended as follows:
(x) a new definition "Amendment No. 7 Closing Date," shall be added to Article I and inserted therein in appropriate alphabetical order, to read as set forth below, (y) paragraph (a) of the definition of "Applicable Margin" and the first clause of paragraph (b) of such definition shall each be amended to read as set forth below and (z) the definition of "Waiver Expiration Date" shall be amended to read as set forth below:

     "Amendment No. 7 Closing Date" shall mean the date on which the "Effective Date" (as such term is defined in Section 5 of that certain Waiver Letter and Amendment No. 7 to Credit Agreement, dated as of June 13, 2003) occurs.

     "Applicable Margin" shall mean:

          (a) for the period commencing on the Amendment No. 7 Closing Date until and including the Waiver Expiration Date, (i) four hundred fifty
     (450) basis points for each LIBOR Interest Segment, and (ii) two hundred twenty-five (225) basis points for Prime Rate Loans, and . . .

          (b) commencing August 16, 2003, . . .

     "Waiver Expiration Date" means the earlier of: (i) August 15, 2003 or (ii) July 31, 2003 (if the Borrower is unable by July 9, 2003 to obtain a waiver of any Events of Default under the 2002 Senior Secured Fund Notes which waiver extends until August 15, 2003 or later).


                       Amendment No. 7 to Credit Agreement

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     3.2 Amendment to Section 5.3. Section 5.3 of the Credit Agreement is hereby amended as follows: (w) with respect to the fiscal quarter ending June 30, 2003 only, paragraph (a) of Section 5.3 shall be amended so that the financial statements with respect to such fiscal quarter shall be required to be released to the public and delivered to each Bank on August 1, 2003 and such financial statements with respect to such fiscal quarter (with any adjustments made to such financial statements) shall be disclosed in the Borrower's 10Q and delivered to each Bank by August 15, 2003, (x) with respect to the fiscal quarter ending June 30, 2003 only, paragraph (c) of Section 5.3 shall be amended so that the Borrower shall be required to deliver to each Bank on August 1, 2003 calculations of the financial covenants set forth in Section 5.7B (rather than Section 5.7) of the Credit Agreement which calculations shall be based on the financial statements delivered to the Banks on August 1, 2003 and certified by a Financial Officer of the Borrower (subject to such adjustments as are made to the financial statements included in the 10Q filed for June 30, 2003), (y) with respect to the fiscal quarter ending June 30, 2003 only, paragraph (c) of
Section 5.3 shall be further amended so that the Borrower shall be required to deliver to each Bank on August 15, 2003 a Compliance Certificate and calculations of the financial covenants set forth in Section 5.7B (rather than Section 5.7) of the Credit Agreement which calculations shall be based on the financial statements delivered to the Banks on August 15, 2003 and certified by a Financial Officer of the Borrower.

     3.3 Temporary Financial Covenants. In the event the Effective Date occurs, then on and after June 16, 2003 until and including the Waiver Expiration Date,
Section 5 of the Credit Agreement shall be amended to add Section 5.7B to read as set forth below (the terms of Section 5.7 as in effect prior to this Agreement and Amendment shall become again effective on and after the Waiver Expiration Date):

     SECTION 5.7B TEMPORARY FINANCIAL COVENANTS

          (a) LEVERAGE RATIO. The Companies shall not suffer or permit at any time the Leverage Ratio to exceed 8.75 to 1.00 on June 16, 2003 through and including the Waiver Expiration Date.

          (b) SENIOR SECURED DEBT RATIO. The Companies shall not suffer or permit at any time the ratio of: (x) Total Senior Funded Indebtedness to the extent such Indebtedness is a secured obligation (but, excluding for purposes hereof, the Indebtedness evidenced by the 2002 Senior Secured Fund Notes) to (y) Consolidated Pro-Forma EBITDA to be greater than 5.25 to 1.00 on June 16, 2003 through and including the Waiver Expiration Date, based upon the financial statements of the Companies for the most recently completed four (4) fiscal quarters.

          (c) INTEREST COVERAGE. The Companies shall not suffer or permit at any time the ratio of: (x) Consolidated Pro-Forma EBITDA to (y) Consolidated Pro-Forma Interest Expense (less non cash amortized financing and FAS 133 costs to the extent included in Consolidated Pro-Forma Interest Expense in accordance with GAAP) to be less than 1.15 to 1.00 on June 16, 2003 through and including the Waiver Expiration Date, based upon the financial statements of the Companies for the most recently completed four (4) fiscal quarters.

          (d) CASH-FLOW COVERAGE. The Companies shall not suffer or permit at any time the ratio of: (x) Consolidated Pro-Forma Cash Flow to (y) Consolidated Pro-Forma Fixed Charges (excluding from Pro-Forma Fixed Charges for purposes of


                       Amendment No. 7 to Credit Agreement
     calculating compliance with this covenant, amounts payable with respect to the Revolving Loans and the Term Loans (as defined in the Loan Agreement) to be less than 0.60 to 1.00 on June 16, 2003 through and including the Waiver Expiration Date, based upon the financial statements of the Companies for the most recently completed four (4) fiscal quarters.

          (e) NET WORTH. The Companies shall not suffer or permit Consolidated Net Worth at any time, based upon the Consolidated financial statements of the Companies for the most recently completed fiscal quarter, to fall below the current minimum amount required, which current minimum amount required shall be as of June 30, 2003, an amount equal to $87,678,000; provided, however, that (i) any non-cash impact to Consolidated Net Worth related to FAS 142 shall be excluded in calculating Borrower's compliance with this covenant and (ii) any potential non-cash impact associated with the extinguishment of Indebtedness (as a result of the issuance of the 2002 Senior Secured Fund Notes and the required repayment of a portion of the Revolving Credit Loans) as indicated pursuant to EITF 96.19/SFAS 140 shall likewise be excluded in calculating Borrower's compliance with this covenant.

          (f) MINIMUM CONSOLIDATED PRO-FORMA EBITDA. The Companies shall not suffer or permit at any time Consolidated Pro-Forma EBITDA to be less than $51,500,000 on June 16, 2003 through and including the Waiver Expiration Date, based upon the financial statements of the Companies for the most recently completed four (4) fiscal quarters.

          (g) MINIMUM REVOLVING CREDIT AVAILABILITY. The Companies shall at all times maintain a Revolving Credit Availability of not less than $3,500,000 on June 16, 2003 through and including the Waiver Expiration Date.

     3.4 Addition to Section 5.24. Section 5.24 of Article V is amended by adding the following sentence at the end of such Section:

     In the event that Borrower agrees to any increase in existing interest rate or fees, or the creation or increase of penalty or premium, or the granting of any other right or chose having economic value with respect to any contract or agreement for the borrowing of money in excess of Two Million Dollars ($2,000,000) and, notwithstanding the amount thereof, the 2002 Senior Secured Fund Notes, the Indenture, and any loans or capital leases for the purchase or lease of assets extended by US Bank National Association, National City Bank and their affiliates, then: (i) with respect to any such increase in existing interest or fees, the Banks shall receive the same increase in any existing interest rate and fees or (ii) with respect to any such creation, increase or grant of a penalty or premium or any other right or chose having economic value, the Banks shall receive an amount equal to (x) the Debt owed to the Banks hereunder multiplied by (y) a percentage equal to (A) the aggregate amount or value of such penalty, premium, right or chose divided by (B) the aggregate outstanding amount of such contract or agreement for borrowed money.

     3.5 Addition of Section 5.33. Article V is amended by adding Section 5.33 thereto to read as follows:

                       Amendment No. 7 to Credit Agreement

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          SECTION 5.33. APPRAISALS. Borrower shall: (i) use its best efforts to furnish to Agent no later than July 15, 2003 final versions of each Haas appraisal of each of the Companies' material mineral and mining operations (other than with respect to Special Minerals Velarde and Kings Mountain operations, in form and substance acceptable to Agent and (ii) use its best efforts to furnish to Agent no later than July 31, 2003 final versions of the Haas appraisal of Special Minerals Velarde and Kings Mountain operations, in form and substance acceptable to Agent.

     3.6 Addition of Section 5.34. Article V is amended by adding Section 5.34 thereto to read as follows:

          SECTION 5.34. FINAL OFFERING MEMORANDA. Borrower shall furnish to Agent true and complete copies of each final offering memorandum generated with respect to any proposed sale of any of the Companies' assets as soon as they are completed by Borrower's investment banker Harris Williams. Borrower shall also furnish to Agent: (i) relevant industry information and resumes by no later than July 9, 2003 and (ii) relevant valuation reports and estimated time schedules for closing such contemplated sales of assets of the Companies by no later than July 15, 2003.

     3.7 Amendment to Section 7.2. Section 7.2 of the Credit Agreement is hereby amended to add therein a reference to "5.7B" after the reference to "5.7" and "5.7A".

4.   REPRESENTATIONS AND WARRANTIES.

     Borrower hereby represents and warrants as follows:

     4.1 The Agreement and Amendment. This Agreement and Amendment has been duly and validly executed by an authorized executive officer of Borrower and constitutes the legal, valid and binding obligation of Borrower enforceable against Borrower in accordance with its terms. The execution, delivery, and performance of this Agreement and Amendment, the Credit Agreement (as amended hereby), and the other Loan Documents to which Borrower is a party are within Borrower's corporate powers, have been duly authorized, and are not in contravention of law or the terms of Borrower's Certificate of Incorporation or By-Laws or any indenture (including the Indenture) or other document or instrument evidencing borrowed money or any other agreement or undertaking to which Borrower is a party or by which it or its property is bound.

     4.2 Claims and Defenses. As of the date of this Agreement and Amendment, neither Borrower nor any of the Companies has any defenses, claims, counterclaims or setoffs with respect to the Credit Agreement, the Loan Documents or any obligations thereunder or with respect to any actions of Agent, the Syndication Agent, the Documentation Agent, the Banks or any of their respective officers, directors, shareholders, employees, agents or attorneys, and Borrower irrevocably and absolutely waives any such defenses, claims, counterclaims and setoffs and releases Agent, the Syndication Agent, the Documentation Agent, the Banks, and each of their respective officers, directors, shareholders, employees, agents and attorneys, from the same.

     4.3 Credit Agreement; Status of Credit Agreement. The Credit Agreement, as amended by this Agreement and Amendment, remains in full force and effect and remains the valid and binding obligation of Borrower enforceable against Borrower in accordance with its terms except as expressly limited hereby. As of the date of this Agreement and Amendment, the

                       Amendment No. 7 to Credit Agreement
representations and warranties of Borrower set forth in the Credit Agreement are true and correct in all material respects with the same force and effect as if made on and as of such date except to the extent that any thereof expressly relate to an earlier date.

     4.4 Nonwaiver. The execution, delivery, performance and effectiveness of this Agreement and Amendment shall not, except as provided in Article 2 of this Agreement and Amendment, operate as, be deemed to be, or be construed to be a waiver: (i) of any right, power or remedy of Agent, the Syndication Agent, the Documentation Agent, or any Bank under the Credit Agreement or (ii) of any term, provision, representation, warranty or covenant contained in the Credit Agreement or any other documentation executed in connection therewith. Further, except as provided in Article 2 of this Agreement and Amendment, none of the provisions of this Agreement and Amendment shall constitute, be deemed to be or construed to be: (i) a waiver of any Event of Default under the Credit Agreement as previously amended and as further amended by this Agreement and Amendment or
(ii) a revocation of any prior written waivers of any Events of Default thereunder.

     4.5 Reference to and Effect on the Credit Agreement. Upon the effectiveness of this Agreement and Amendment, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein," or words of like import shall mean and be a reference to the Credit Agreement, as previously amended and as further amended hereby, and each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement, as previously amended and as further amended hereby.

5.   CONDITIONS PRECEDENT TO EFFECTIVENESS OF THIS AGREEMENT AND AMENDMENT.

     This Agreement and Amendment shall become effective as of the time (the "Effective Date") on which each of the following conditions precedent shall have been fulfilled:

     5.1 Waiver Letter and Amendment No. 7 to Credit Agreement. Agent shall have received from Borrower and Banks constituting Majority Banks (as determined by the Agent) an original counterpart of this Agreement and Amendment, executed and delivered by a duly authorized officer of Borrower and each such Bank, as the case may be.

     5.2 Waiver Letter and Amendment No. 7 to Loan Agreement. Agent shall have received from Borrower and Banks constituting Majority Banks an original counterpart of the Waiver Letter and Amendment No. 7 to Loan Agreement, in form and substance acceptable to Agent, executed and delivered by a duly authorized officer of Borrower and each such Bank, as the case may be.

     5.3 Acknowledgment of Guarantors. Agent shall have received the Acknowledgment of Guarantors, attached hereto, executed and delivered by a duly authorized officer of each of the Guarantors.

     5.4 Agreement and Amendment Fee; Legal Expenses to Date. Agent shall have received, for the benefit of each Bank (including Agent in its capacity as a Bank) approving and executing this Agreement and Amendment, a one time fee in the amount of ten (10) basis points multiplied by the Revolving Credit Commitment of such Bank. In addition, the Agent shall have received payment of all currently outstanding expenses of Agent incurred in connection with

                       Amendment No. 7 to Credit Agreement
outstanding fees and expenses of counsel to Agent in connection with the matters contemplated hereby or undertaken to date in connection with the Credit Agreement and Loan Agreement.

     5.5 Opinion Concerning Agreement and Amendment. Agent shall have received an opinion of counsel to Borrower and its subsidiaries, in form and substance satisfactory to the Agent, as to the authorization, due execution and delivery, and enforceability by and against Borrower and the Subsidiaries thereof which are parties to this Agreement and Amendment.

     5.6 Other Deliveries. Agent shall have received from Borrower any other agreements previously discussed as being required in connection with this Amendment , in form and substance acceptable to Agent, executed and delivered by a duly authorized officer of Borrower.

6.   MISCELLANEOUS.

     6.1 Governing Law. This Agreement and Amendment has been delivered and accepted at and shall be deemed to have been made at Cleveland, Ohio. This Agreement and Amendment shall be interpreted and the rights and liabilities of the parties hereto determined in accordance with the laws of the State of Ohio, without regard to principles of conflict of law, and all other laws of mandatory application.

     6.2 Severability. Each provision of this Agreement and Amendment shall be interpreted in such manner as to be valid under applicable law, but if any provision hereof shall be invalid under applicable law, such provision shall be ineffective to the extent of such invalidity, without invalidating the remainder of such provision or the remaining provisions hereof.

     6.3 Counterparts. This Agreement and Amendment may be executed in one or more counterparts, each of which, when taken together, shall constitute but one and the same agreement.

                           [Signature Page to Follow]

                       Amendment No. 7 to Credit Agreement

     IN WITNESS WHEREOF, Borrower has caused this Waiver Letter and Amendment No. 7 to Credit Agreement to be duly executed and delivered by its duly authorized officer as of the date first above written.

Address:  North Point Tower                OGLEBAY NORTON COMPANY
          1001 Lakeside Avenue,            By:__________________________________
          15th floor                       Name: Julie A. Boland
          Cleveland, Ohio 44114-1151            --------------------------------
          Attention: Treasurer             Title: Chief Financial Officer
                                                 -------------------------------


Address:  Key Center                       KEYBANK NATIONAL ASSOCIATION
          127 Public Square                as a Bank and as Agent
          Cleveland, Ohio 44114-1306
          Attention: Large Corporate       By:__________________________________
          Banking Division                 Name: Thomas J. Purcell
                                                --------------------------------
                                           Title: Sr. Vice President
                                                 -------------------------------


Address:  611 Woodward Avenue              BANK ONE, NA (formerly known as Bank
          Detroit, Michigan 48226          One, Michigan)
          Attention: Large Corporate       By:__________________________________
          Banking Division                 Name:________________________________
                                           Title:_______________________________


Address:  600 Peachtree Street             THE BANK OF NOVA SCOTIA
          Suite 2700
          Atlanta, Georgia 30308           By:__________________________________
          Attention:  Large Corporate      Name:________________________________
          Banking Division                 Title:_______________________________

                       Amendment No. 7 to Credit Agreement

Address:  500 Woodward Avenue, 9th Fl.      COMERICA BANK
          Detroit, Michigan 48226
          Attention: Large Corporate        By:_________________________________
          Banking Division                  Name:_______________________________
                                            Title:______________________________

Address:  231 S. LaSalle Street             BANK OF AMERICA, N.A.
          Chicago, Illinois 60697
          Attention: Ronald A. Prince       By:_________________________________
          Banking Division                  Name:_______________________________
                                            Title:______________________________

Address:  111 West Monroe, 10W              HARRIS TRUST AND SAVINGS BANK
          Chicago, Illinois 60603
          Attention: Large Corporate        By:_________________________________
          Banking Division                  Name:_______________________________
                                            Title:______________________________

Address:  ___________________               GOLDMAN SACHS CREDIT
                                            PARTNERS LP II
          ___________________
          ___________________               By:_________________________________
          ___________________               Name:_______________________________
                                            Title:______________________________

Address:  6 High Ridge Park                 GE CAPITAL CFE, INC.
          Building 6C, Mail Stop 4097-203
          Stamford Ct, 06927-5100           By:_________________________________
          Attention: Commercial Finance     Name:_______________________________
                                            Title:______________________________

Address:  1900 East Ninth Street            NATIONAL CITY BANK
          Cleveland, Ohio 44114
          Attention: Large Corporate        By:_________________________________
          Banking Division                  Name:_______________________________
                                            Title:______________________________

Address:  250 West Huron                    JPMORGAN CHASE BANK
          Cleveland, Ohio 44113
          Attention: Large Corporate        By:_________________________________
          Banking Division                  Name:_______________________________
                                            Title:______________________________

                       Amendment No. 7 to Credit Agreement

Address:  1404 East Ninth Street           FIFTH THIRD BANK
          Cleveland, Ohio 44114
          Attention: Large Corporate       By:_________________________________
          Banking Division                 Name:_______________________________
                                           Title:______________________________


Address:  1350 Euclid Avenue               U. S. BANK, NATIONAL ASSOCIATION
          Cleveland, Ohio                  (f\k\a Firstar Bank National
          Attention: Commercial            Association)
          Banking Division                 By:_________________________________
                                           Name:_______________________________
                                           Title:______________________________


Address:  1185 Avenue of the Americas      FLEET NATIONAL BANK
          New York, New York 10036
          Attention: Manhattan             By:_________________________________
          Commercial                       Name:_______________________________
                                           Title:______________________________


Address:  110 South Stratford Road         BRANCH BANKING & TRUST CO.
          Suite 301
          Winston-Salem, NC 27104          By:_________________________________
          Attention: Large Corporate       Name:_______________________________
          Banking Division                 Title:______________________________


Address:  _______________________          ______________________________
          _______________________
          _______________________          By:_________________________________
          _______________________          Name:_______________________________
                                           Title:______________________________


Address:  _______________________          ______________________________
          _______________________
          _______________________          By:_________________________________
          _______________________          Name:_______________________________
                                           Title:______________________________

                       Amendment No. 7 to Credit Agreement

Address:  _______________________          ______________________________
          _______________________
          _______________________          By:__________________________________
          _______________________          Name:________________________________
                                           Title:_______________________________

                       Amendment No. 7 to Credit Agreement

                          ACKNOWLEDGMENT OF GUARANTORS

     Each of the undersigned consents and agrees to and acknowledges the terms of the foregoing Waiver Letter and Amendment No. 7 to Credit Agreement as of the date first above written. Each of the undersigned further agrees that the obligations of each of the undersigned pursuant to the Guaranty of Payment, the Security Agreement and any other Loan Document to which any of the undersigned is a party shall remain in full force and effect and be unaffected hereby.

                               ONCO Investment Company
                               Oglebay Norton Management Company
                               Oglebay Norton Industrial Sands, Inc.
                               Oglebay Norton Terminals, Inc.
                               Oglebay Norton Engineered Materials, Inc.
                               Michigan Limestone Operations, Inc.
                               Global Stone Corporation (successor by merger to
                                        Oglebay Norton Acquisition Company)
                               Global Stone Tenn Lutrell Company
                               Global Stone Chemstone Corporation
                               Global Stone St. Clair, Inc.
                               Global Stone Management Company
                               Global Stone Filler Products Company
                               Global Stone James River, Inc.
                               GS PC, Inc.
                               Oglebay Norton Minerals, Inc.
                               Oglebay Norton Specialty Minerals, Inc.
                               ON Coast Petroleum Company
                               ON Marine Services Company
                               ONCO WVA, Inc.
                               ONTEX, Inc.
                               Saginaw Mining Company
                               Erie Navigation Company
                               Erie Sand and Gravel Company
                               Erie Sand Steamship Co.
                               Mountfort Terminal, Ltd.
                               Serve-All Concrete, Inc.
                               S & J Trucking, Inc.

                               By:_______________________________________
                                   Rochelle F. Walk, as Vice President and
                                   Secretary of each of the companies listed
                                   above.

                               Texas Mining, LP, by its General Partner
                               ONTEX, Inc.

                                   By:___________________________________
                                       Rochelle F. Walk
                                       Vice President and Secretary

                       Amendment No. 7 to Credit Agreement

                                    Global Stone PenRoc, LP, by its General
                                    Partner, GS PC, Inc,.

                                        By:____________________________________
                                             Rochelle F. Walk,
                                             Vice President and Secretary

                                    Oglebay Norton Marine Services Company,
                                    L.L.C., by its Member ON Marine Services
                                    Company

                                        By:____________________________________
                                             Rochelle F. Walk
                                             Vice President and Secretary

                                    Oglebay Norton Marine Management Company,
                                    LLC. by its member Oglebay Norton Marine
                                    Services Company, L.L.C.

                                        By:____________________________________
                                             Rochelle F. Walk
                                             Vice President and Secretary

                                    Global Stone Portage, LLC by its member
                                    ___________________________

                                        By:____________________________________
                                             Rochelle F. Walk
                                             Vice President and Secretary

                       Amendment No. 7 to Credit Agreement